Thrivent Mutual Funds

Supplement to Class A Shares Prospectus, Class S Shares Prospectus,

Thrivent Partner Worldwide Allocation Fund Class A Shares Summary Prospectus, and

Thrivent Partner Worldwide Allocation Fund Class S Shares Summary Prospectus

each dated February 28, 2018

1.

Effective April 30, 2019, Thrivent Partner Worldwide Allocation Fund will change its name to Thrivent International Allocation Fund. Principal Global Investors, LLC (“Principal”) and Aberdeen Asset Managers Limited (“Aberdeen”) will no longer serve as subadvisers to the Fund. Goldman Sachs Asset Management, L.P. will continue to subadvise the Fund. Thrivent Asset Management, LLC currently manages a portion of the Fund and will also manage the portions currently managed by Principal and Aberdeen. As a result, all references to Principal and Aberdeen found in the “Summary Section” under the heading “Portfolio Manager(s)” and in the “Management, Organization and Capital Structure” section under the heading “Portfolio Management” for Thrivent Partner Worldwide Allocation Fund will be deleted.

2.

Effective April 30, 2019, the current strategies described under “Summary Section—Thrivent Partner Worldwide Allocation Fund—Principal Strategies” will be deleted in their entirety and replaced with the following:

The Fund seeks to achieve its objective by investing primarily in equity securities of issuers throughout the world. The Fund seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Fund invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Fund’s investment adviser, the Fund could invest a lower percentage, but at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Fund’s portfolio to the economic fortunes and risks of a foreign country.

The Adviser will make asset allocation decisions among the various asset classes and has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to manage the Fund’s international small- and mid- cap equity assets. The Adviser will directly manage the remaining assets in the Fund.

The Fund will generally make the following allocations among the broad asset classes listed below:

International large-cap growth	0-50%
International large-cap value	0-50%
Emerging markets equity	0-25%
International small- and mid-cap equities	0-30%
U.S. securities	0-10%

The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

The Fund may also pursue its investment strategy by investing in other mutual funds, including funds managed by the Adviser or an affiliate, and may invest in equity derivatives such as swaps.

In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Portfolio’s holdings.

GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes.

3.

Effective April 30, 2019, the “Annual Fund Operating Expenses” and “Example” tables under “Summary Section—Fees and Expenses” for Class A Shares of Thrivent Partner Worldwide Allocation Fund will be deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers and/or Expense Reimbursements[2]	0.12%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%

EXAMPLE

	1 Year	3 Year	5 Year	10 Years
Thrivent International Allocation Fund	$567	$838	$1,130	$1,959

4.

Effective April 30, 2019, the “Annual Fund Operating Expenses” and “Example” tables under “Summary Section—Fees and Expenses” for Class S Shares of Thrivent Partner Worldwide Allocation Fund will be deleted and replaced with the following:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.67%
Distribution and Shareholder Service (12b-1) Fees	Non	e
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.79%

EXAMPLE

	1 Year	3 Year	5 Year	10 Years
Thrivent International Allocation Fund	$81	$252	$439	$978

The date of this Supplement is February 7, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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